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                                                                 Exhibit 10.25.2

233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel  312-234-2732
Fax  312-234-3603

Bank of America N.A.

TO:    Ventas Realty, L.P.
       4360 Brownsboro Road
       Louisville, KY  40207

ATTN.  DEBBIE CAFARO
TEL:   502-357-9010
FAX:   502-357-9001

FROM:  Bank of America, N.A.
       233 South Wacker Drive - Suite 2800
       Chicago, Illinois 60606
       Vic Adams/Sean Doyle

Date:  05OCT01 (Revised 17OCT01, 25OCT01)

Our Reference No. 219542

Internal Tracking Nos.   3363471

THIS CONFIRMATION SUPERSEDES AND REPLACES ANY PREVIOUSLY SENT/EXECUTED CONFIRMATION OF THIS TRANSACTION.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Ventas Realty, L.P. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that

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agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Ventas Realty, L.P.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                     USD 450,000,000.00

     Trade Date:                          28SEP01

     Effective Date:                      30JUN03

     Termination Date:                    30JUN08, subject to adjustment in
                                          accordance with the Modified
                                          Following Business Day Convention

     Amortization:                        APPLICABLE (See Schedule A attached
                                          hereto)

     Fixed Amounts:

     Fixed Rate Payer:                    Party B

     Fixed Rate Payer Payment Dates:      The last Business Day of each
                                          Month, commencing 31JUL03 and
                                          ending 30JUN08, subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

     Fixed Rate:                          5.38500%

     Fixed Rate Day Count Fraction:       Actual/360

     Floating Amounts:

     Floating Rate Payer:                 Party A

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     Floating Rate Payer Payment Dates:   The last Business Day of each
                                          Month, commencing 31JUL03 and
                                          ending 30JUN08, subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

     Floating Rate for Initial
     Calculation Period:                  TO BE SET

     Floating Rate Option:                USD-LIBOR-BBA

     Averaging                            Inapplicable

     Designated Maturity:                 1 Month

     Spread:                              None

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         The first day of each Calculation
                                          Period

     Compounding:                         Inapplicable

     Business Days:                       New York

     Calculation Agent:                   Party A

3.   Recording of Conversations:

     Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4.   Account Details:

     Account for payments to Party A:

              USD
     NAME:    BANK OF AMERICA NA
     CITY:    NEW YORK
     ABA #:   026009593
     ATTN:    BOFAUS3N
     NAME:    BANK OF AMERICA NA
     CITY:    CHARLOTTE
     ACCT:    6550219386

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     ATTN:    RATE DERIVATIVE SETTLEMENTS
     ATTN:    BOFAUS6SGDS

     Account for payments to Party B:

            USD

5.   Offices:

     The Office of Party A for this
     Transaction is:                      Charlotte, NC

     Please send reset notices to fax no. (312-234-3603)

     The Office of Party B for this
     Transaction is:                      Kentucky, USA

     Governing Law:                       The Laws of the State of New York
                                          (without reference to the conflict of
                                          laws provisions thereof)

     Credit Support Document:             As per Agreement (and Credit Support
                                          Annex if applicable).

Credit Support Document:

With respect to Party B, the Guaranty by each Guarantor in favor of secured parties including Party A pursuant to Section 9 of the Credit Agreement, the Pledge by each Pledgor pursuant to Section 10 of the Credit Agreement, the Cash Collateral by each of the Credit Parties pursuant to Section 11 of the Credit Agreement, the Mortgage and Assignment of Leases and Rents (each as defined in the Credit Agreement). "Credit Agreement" means the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of April 29, 1998, as amended and restated as of January 31, 2000, among Ventas Realty, Limited Partnership, as Borrower, and the Guarantors referred to therein, and the Lenders referred to therein, and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Issuing Bank, and Bank of America, N.A., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time); provided, however, that in the event Party B enters into any new credit facility in replacement or refinancing of the Credit Facility (a "New Credit Facility") the obligations of Party B to Party A hereunder shall be pari passu with Party B's obligations to the creditors under the New Credit Facility and Party B's obligations hereunder shall be considered "bank obligations" under the documents evidencing the New Credit Facility and all security and collateral securing the New Credit Facility shall serve as security and collateral hereunder until the date on which all of Party B's obligations under this Transaction are fully performed, and this Transaction is terminated.

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Additional Termination Event:

It shall be an Additional Termination Event hereunder, with respect to which Party B shall be the Affected Party, if Party B fails to execute and deliver to Party A an ISDA Master Agreement in form and substance satisfactory to Party A on or before November 28, 2001.

Transfers:

Party A or Party B can assign its position (in whole or in part) to any third party with the consent of the other party, such consent shall not be unreasonably withheld.

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no. (312) 234-3603).

     Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

Bank of America, N.A.


/s/  Dave Walker
-------------------------------------
Dave Walker
Senior Vice President

Authorized Signatory

Accepted and confirmed as of the date first written:

Ventas Realty, L.P.

By Ventas, Inc., General Partner


By: /s/ T. Richard Riney
    --------------------------------

Name: T. Richard Riney
      ------------------------------

Title: Executive Vice President
       ------------------------
        and General Counsel
        -------------------

Our Reference

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                           SCHEDULE A TO CONFIRMATION
                              AMORTIZATION SCHEDULE

    CALCULATION PERIOD             NOTIONAL AMOUNT
30JUN03           31JUL03          450,000,000.00
31JUL03           29AUG03          450,000,000.00
29AUG03           30SEP03          450,000,000.00
30SEP03           31OCT03          450,000,000.00
31OCT03           28NOV03          450,000,000.00
28NOV03           31DEC03          450,000,000.00
31DEC03           30JAN04          450,000,000.00
30JAN04           27FEB04          450,000,000.00
27FEB04           31MAR04          450,000,000.00
31MAR04           30APR04          450,000,000.00
30APR04           28MAY04          450,000,000.00
28MAY04           30JUN04          450,000,000.00
30JUN04           30JUL04          450,000,000.00
30JUL04           31AUG04          450,000,000.00
31AUG04           30SEP04          450,000,000.00
30SEP04           29OCT04          450,000,000.00
29OCT04           30NOV04          450,000,000.00
30NOV04           31DEC04          450,000,000.00
31DEC04           31JAN05          450,000,000.00
31JAN05           28FEB05          450,000,000.00
28FEB05           31MAR05          450,000,000.00
31MAR05           29APR05          450,000,000.00
29APR05           31MAY05          450,000,000.00
31MAY05           30JUN05          450,000,000.00
30JUN05           29JUL05          450,000,000.00
29JUL05           31AUG05          450,000,000.00
31AUG05           30SEP05          450,000,000.00
30SEP05           31OCT05          450,000,000.00
31OCT05           30NOV05          450,000,000.00
30NOV05           30DEC05          450,000,000.00
30DEC05           31JAN06          450,000,000.00
31JAN06           28FEB06          450,000,000.00
28FEB06           31MAR06          450,000,000.00
31MAR06           28APR06          450,000,000.00
28APR06           31MAY06          450,000,000.00
31MAY06           30JUN06          450,000,000.00
30JUN06           31JUL06          300,000,000.00
31JUL06           31AUG06          300,000,000.00
31AUG06           29SEP06          300,000,000.00
29SEP06           31OCT06          300,000,000.00
31OCT06           30NOV06          300,000,000.00
30NOV06           29DEC06          300,000,000.00
29DEC06           31JAN07          300,000,000.00

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31JAN07           28FEB07          300,000,000.00
28FEB07           30MAR07          300,000,000.00
30MAR07           30APR07          300,000,000.00
30APR07           31MAY07          300,000,000.00
31MAY07           29JUN07          300,000,000.00
29JUN07           31JUL07          150,000,000.00
31JUL07           31AUG07          150,000,000.00
31AUG07           28SEP07          150,000,000.00
28SEP07           31OCT07          150,000,000.00
31OCT07           30NOV07          150,000,000.00
30NOV07           31DEC07          150,000,000.00
31DEC07           31JAN08          150,000,000.00
31JAN08           29FEB08          150,000,000.00
29FEB08           31MAR08          150,000,000.00
31MAR08           30APR08          150,000,000.00
30APR08           30MAY08          150,000,000.00
30MAY08           30JUN08          150,000,000.00

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